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                                                                 EXHIBIT 10.20



                               UNITED FOODS, INC.

                        MASTER DEFERRED COMPENSATION PLAN

The Employer hereby establishes a deferred compensation arrangement for eligible employees as provided in this United Foods, Inc. Master Deferred Compensation Plan (the "Plan") and the accompanying Schedules of Specifications. This arrangement is an amendment and restatement of several existing deferred compensation plans and a newly established program, all of which are being merged into a single plan for administrative convenience.

                                    ARTICLE I

                                     PURPOSE

The purpose of the Plan is to provide deferred compensation benefits for members of the Board of Directors and a select group of management or highly compensated employees of United Foods, Inc. It is intended that the Plan will aid in retaining and attracting directors and managers of exceptional ability by providing such individuals with these benefits.

                                   ARTICLE II

                                   DEFINITIONS

For the purposes of the Plan, the following words and phrases shall have the meanings indicated, unless the context clearly indicates otherwise:

2.1 Beneficiary. "Beneficiary" means the person, persons, or entity designated by the Participant, or as provided in Article VI, to receive any Plan Benefit payable after the Participant's death.

2.2 Benefit Determination Date. "Benefit Determination Date" means the date on which any Plan Benefit is to commence. The occurrence of a Benefit Determination Date shall be determined, consistent with the terms of the Plan, in the sole discretion of the Committee based on evidence satisfactory to it and such determination shall be final and binding, except as otherwise provided in
Section 7.3 and Article VIII. A leave of absence approved by the Committee shall not be deemed a cessation of Employment for purposes of determining whether a Benefit Determination Date has occurred.


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2.3 Board. "Board" means the Board of Directors of the Employer.

2.4 Chief Executive Officer. "Chief Executive Officer" means the Chief Executive Officer of the Employer.

2.5 Committee. "Committee" means the committee appointed to administer the Plan pursuant to Article VII.

2.6 Deferral Election. "Deferral Election" means an election to defer salary, bonus, incentive compensation award or director fees made by a Participant and for which a Participation Agreement has been filed with the Committee.

2.7 Deferral Period. "Deferral Period" means a single calendar year for which a Participation Agreement has been filed or for which a Participation Agreement remains in effect for the Participant.

2.8 Deferred Compensation. "Deferred Compensation" means the amount of compensation provided in a Schedule of Specifications to be deferred hereunder.

2.9 Deferred Compensation Account. "Deferred Compensation Account" means the bookkeeping account maintained by the Employer with respect to each Participant's Deferred Compensation pursuant to Article IV.

2.10 Director. "Director" means a member of the Board.

2.11 Employer. "Employer" means United Foods, Inc. and any successor or successors to the businesses thereof.

2.12 Employment. "Employment" means the period of time that a Participant is on the Employer's payroll.

2.13 Hardship. "Hardship" means an immediate and heavy financial need of the Participant as determined by the Committee. Financial needs shall be limited to a severe financial emergency incurred by the Participant because of sudden and unexpected sickness, accident, death, disability or other medical need in the Participant's immediate family, loss of Participant's property due to casualty or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant that the Participant is not able to pay out of liquid assets, reimbursement or compensation by insurance, cessation of deferrals under the Plan or current cash flow. For purposes of this definition, the term "immediate family" means (i) the wife, husband, child, father, or mother of a Participant, (ii) the father or mother of a spouse of a Participant or (iii) a related dependent residing with the Participant.



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2.14 Interest. "Interest" means the amount to be credited to a Participant's
Deferred Compensation Account pursuant to paragraph 4.5.

2.15 Management Employee. "Management Employee" means an employee of the Employer who is a select member of management with significant policy-making, supervisory or administrative responsibilities in the conduct of the Employer's business and who, by virtue of his position with the Employer, is uniquely informed as to the Employer's operation and has the ability to materially affect the Employer's profitability and operations.

2.16 Named Executive. "Named Executive" means one of the five most highly compensated Management Employees of the Employer.

2.17 Participant. "Participant" means any individual who is participating or has participated in the Plan as provided in Article III.

2.18 Participation Agreement. "Participation Agreement" means the agreement filed by the Participant with the Committee prior to the beginning of the Deferral Period, in which the Participant (i) elects to participate in the Plan,
(ii) agrees to be bound by the terms of the Plan as a condition precedent to receiving Deferred Compensation, (iii) makes certain elections as to the receipt of a Plan Benefit and, if applicable, makes a Deferral Election. A new Participation Agreement may be filed by the Participant for each Deferral Period but a Participation Agreement may provide for its remaining in effect for future Deferral Periods unless revoked or modified by the Participant by December 15 of the calendar year immediately preceding the Deferral Period.

2.19 Plan Benefit. "Plan Benefit" means the benefit payable to a Participant as calculated in Article V.

2.20 Quarterly Valuation Date. "Quarterly Valuation Date" means the last day of May, August, November and February.

2.21 Schedule of Specifications. "Schedule of Specifications" means that portion of the Plan that sets forth certain Plan provisions that apply only to the particular group of employees described in that document, each of which Schedules of Specifications shall set forth:

     (a) Participants;

     (b) Deferred Compensation, the method by which such Deferred Compensation is determined and the time period over which such deferral shall occur;

     (c) Interest;

     (d) Benefit Determination Date; and

     (e) The form of Plan Benefit payment.



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Each Schedule of Specifications shall be attached hereto and become a part hereof.

2.22 Total Disability. "Total Disability" means total disability as defined in the Employer's disability insurance plan under which the Participant is covered.

                                   ARTICLE III

                           PARTICIPATION AND DEFERRAL

3.1 Eligibility. Directors and Management Employees who have been (i) selected to participate by the Chief Executive Officer (or, in the case of Named Executives, by the Board upon the recommendation of the Compensation Committee of the Board) or (ii) designated in a Schedule of Specifications shall be eligible to participate in the Plan.

3.2 Participation. A Director or Management Employee shall become a Participant at such time as the Chief Executive Officer (or, in the case of Named Executives, the Board upon the recommendation of the Compensation Committee of the Board) selects such individual to participate pursuant to paragraph 3.1 or adopts a Schedule of Specifications that provides for Deferred Compensation for the account of such Director or Management Employee and such Director or Management Employee elects to participate in the Plan and files a Participation Agreement with respect thereto.

3.3 Election to Participate. A Participant may elect to participate in the Plan with respect to any Deferral Period by filing a Participation Agreement with the Committee by December 15 of the calendar year immediately preceding the Deferral Period. In the event that an individual first becomes eligible to participate during a calendar year, a Participation Agreement must be filed no later than 30 days following the effective date of his eligibility to participate, and such Participation Agreement shall be effective only prospectively following the filing of the Participation Agreement with the Committee.

3.4 Deferral. An amount equal to the Participant's Deferred Compensation shall be credited to the Participant's Deferred Compensation Account.

3.5 Limits on Deferral. Unless an exception is specifically made by the Committee, in its sole discretion, a Participant shall not be permitted to defer under the Plan amounts payable to the Participant after (i) the Participant's death; or (ii) the Employer has terminated future deferrals pursuant to paragraph 9.2.

3.6 Modification of Deferral Election. A Deferral Election shall be irrevocable for any Deferral Period for which it has been filed or for which it remains in effect; provided, however, the Committee may reduce the amount of the Deferral Election or waive the remainder of the Deferral Election upon a finding, based upon uniform standards established by the Committee, that the




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Participant has suffered a Hardship or that a bona fide mistake occurred in filling out a form or responding to instructions.


                                   ARTICLE IV

                         DEFERRED COMPENSATION ACCOUNTS

4.1 Deferred Compensation Account. For record keeping purposes only, one or more Deferred Compensation Accounts shall be maintained for each Participant. The amount of the Participant's Deferred Compensation for any Deferral Period shall be credited to his Deferred Compensation Account for that Deferral Period. A separate Deferred Compensation Account shall be maintained for each Deferral Period or set of Deferral Periods for which a different election has been made with respect to the form of receipt of a Plan Benefit or which is attributable to a separate Schedule of Specifications. The existence of a Deferred Compensation Account shall not require any segregation of assets by the Employer.

4.2 Elective Deferred Compensation. A Participant's current compensation shall be reduced by the amount of a Participant's Deferral Election and such amount shall be credited to the Participant's Deferred Compensation Account as the compensation becomes payable.

4.3 Taxes. Any withholding of taxes or other amounts with respect to Deferred Compensation required by state, federal or local law may be made from the Participant's non-deferred compensation.

4.4 Vesting of Deferred Compensation Accounts. Each Participant shall be 100% vested at all times in the amount of Deferred Compensation that is credited to such Participant's Deferred Compensation Account and earnings thereon. Plan Benefits, however, shall only be payable in accordance with the terms of the Plan.

4.5 Valuation of Deferred Compensation Accounts. Each Participant's Deferred Compensation Account as of each Quarterly Valuation Date shall consist of the balance of the Participant's Deferred Compensation Account as of the immediately preceding Quarterly Valuation Date, plus the Participant's Deferred Compensation credited in accordance with this Article IV, and Interest credited, minus the amount of any distributions made since the immediately preceding Quarterly Valuation Date. Interest to be credited shall be calculated as of each Quarterly Valuation Date based upon the average daily balance of the account since the preceding Quarterly Valuation Date.

4.6 Statement of Deferred Compensation Accounts. The Committee shall submit to each Participant, within one hundred twenty (120) days of each Quarterly Valuation Date and at such other time as determined by the Committee, a statement setting forth the balance to the credit of each Deferred Compensation Account maintained for the Participant.




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                                    ARTICLE V

                                  PLAN BENEFITS

5.1 Plan Benefit. The Employer shall, commencing at the time provided in paragraph 5.5, pay to each Participant a Plan Benefit equal to the amount of each Participant's Deferred Compensation Account determined as of the Benefit Determination Date applicable to such Deferred Compensation Account.

5.2 Hardship Distributions. Upon a finding that a Participant has suffered a Hardship, the Committee may, in its sole discretion, allow distributions from the Participant's Deferred Compensation Account prior to the time otherwise specified for payment of Participant's Plan Benefit. The amount of such distribution shall be limited to the amount reasonably necessary to satisfy the Participant's Hardship. The amount of such distribution shall reduce the Deferred Compensation Account balance.

5.3 Form of Plan Benefit Payment. Plan Benefits shall be paid in accordance with the applicable Schedule of Specifications.

5.4 Withholding; Payroll Taxes. The Employer shall withhold from payments made hereunder any taxes required to be withheld from the Participant's Plan Benefit by the federal government or any state or local government.

5.5 Commencement of Payments. Payment shall commence as soon as practicable following the Benefit Commencement Date, but no later than sixty (60) days after the end of the month in which such Benefit Determination Date falls.

5.6 Full Payment of Benefits. Notwithstanding any other provision of the Plan, all of a Participant's Plan Benefit shall be paid no later than the date the Participant attains age eighty-five (85).

5.7 Payment to Guardian. If a Plan Benefit is payable to a minor or a person declared incompetent or to a person incapable of handling the disposition of property, the Committee may direct payment of such Plan Benefit to the guardian, legal representative or person having the care and custody of such minor or incompetent person. The Committee may require proof of incompetency, minority, incapacity or guardianship as it may deem appropriate prior to distribution of the Plan Benefit. Such distribution shall completely discharge the Committee and the Employer from all liability with respect to such Plan Benefit.





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                                   ARTICLE VI

                             BENEFICIARY DESIGNATION

6.1 Beneficiary Designation. Each participant shall have the right, at any time, to designate any person or persons as his Beneficiary or Beneficiaries (both principal and contingent) to whom payment under the Plan shall be paid in the event of his death prior to complete distribution to the Participant of the Plan Benefits due him under the Plan. Each beneficiary designation shall be in a written form prescribed by the Committee and will be effective only if filed with the Committee during the Participant's lifetime. If the Participant's Plan Benefit is community property, any Beneficiary designation shall be valid or effective only as permitted under applicable law. A separate Beneficiary designation may be made with respect to each Deferred Compensation Account maintained for the Participant.

6.2 Amendments. Any Beneficiary designation may be changed by the Participant without the consent of any designated Beneficiary by the filing of a new Beneficiary designation with the Committee. The filing of a new Beneficiary designation form will cancel all Beneficiary designations previously filed.

6.3 No Beneficiary Designation. If any Participant fails to designate a Beneficiary in the manner provided above, or if the Beneficiary designated by a deceased Participant dies before the Participant or before complete distribution of the Participant's Plan Benefit, the Employer shall distribute such Participant's Plan Benefit, (or the balance thereof) to the following successive preference beneficiaries:

    (a) The surviving spouse;

    (b) The Participant's children, except that if any of the children predecease the Participant but leave issue surviving, then such issue shall take by right of representation the share the parent would have taken if living;

    (c) The Participant's estate.

6.4 Effect of Payment. The payment to the Beneficiary shall completely discharge the Employer's obligations under the Plan.

                                   ARTICLE VII

                                 ADMINISTRATION

7.1 Committee. The Plan shall be administered by the Employer's Employee Benefits Committee, which shall consist of not less than three (3) individuals selected by the Board of Directors of Employer. Members of the Committee may be Participants in the Plan.




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7.2 Agents. The Committee shall appoint an individual to be the Committee's agent with respect to the day-to-day administration of the Plan. In addition, the Committee may, from time to time, employ other agents and delegate to them such administrative duties as it sees fit, and may from time to time consult with counsel who may be counsel to the Employer.

7.3 Binding Effect of Decision. The decision or action of the Committee, consistent with the terms of the Plan, in respect of any question arising out of or in connection with the administration, interpretation and application of the Plan and the rules and regulations promulgated hereunder shall be final and conclusive and binding upon all persons having any interest in the Plan, subject to the claims procedure in Article VIII and the rights of a Participant under Title IV of the Employee Retirement Income Security Act of 1974, as amended.

7.4 Indemnity of Committee. The Employer shall, to the extent permitted by the charter and bylaws of the Employer and applicable law, indemnify and hold harmless the members of the Committee or any agents or employees of the Employer against any and all claims, loss, damage, expense, or liability arising from any action or failure to act with respect to the Plan, except in the case of willful misconduct by the Committee, Committee member, or such agent or employee of the Employer.

                                  ARTICLE VIII

                                CLAIMS PROCEDURE

8.1 Claim. Any Participant, former Participant, Beneficiary, or legal representative thereof, may file a claim for a Plan Benefit by submitting to the Committee a written statement describing the nature of the claim and requesting a determination of its validity under the terms of the Plan. The Committee shall issue a ruling and written notice with respect to the claim within 30 days after such claim is received. If the claim is wholly or partially denied, written notice shall be furnished to the claimant, which notice shall set forth in a manner calculated to be understood by the claimant;

    (a) the specific reason or reasons for denial;

    (b) specific reference to pertinent Plan provisions on which the denial is based;

    (c) a description of any additional materials or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary; and

    (d) an explanation of the claims review procedures.

8.2 Review of Claim. Any Participant, former Participant, or Beneficiary (or their authorized representatives) whose claim for Plan Benefits has been denied, may appeal such denial by resubmitting to the Committee a written statement requesting a further review of the decision within 60 days of the date the claimant received notice of such denial. The statement shall set forth the




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reasons supporting the claim, the reasons such claim should not have been denied, and any other issues or comments that the claimant deems appropriate with respect to the claim. The Committee shall, if requested, make copies of the Plan documents available for examination by the claimant. The Committee shall issue a ruling and written notice which shall include specific reasons for the decision, written in a manner calculated to be understood by the claimant, with specific references to the pertinent Plan provisions on which the decision is based. The written notice to the claimant on review shall be provided no later than 60 days after the receipt of a request for review by the claimant unless special circumstances require an extension of time for processing, in which case a decision shall be rendered as soon as possible, but not later than 120 days after receipt of a request for review.

                                   ARTICLE IX

                        AMENDMENT AND TERMINATION OF PLAN

9.1 Amendment.

(a) The Board may at any time amend the Plan in whole or in part, and may impose different requirements for different Participants; provided, however, that (i) no amendment shall be effective to decrease or restrict the amount accrued to that date on any Deferred Compensation Account maintained pursuant to the Plan; and (ii) on amounts that have been credited to Deferred Compensation Accounts up to the date of amendment, no amendment shall be effective to reduce the Interest credited or to be credited to Deferred Compensation Accounts until their payment date without the consent of all Participants (or a Beneficiary in case a Participant is then deceased) who may be affected by such change.

(b) The Committee may make administrative amendments to the Plan including but not limited to amendments to clarify the Plan language and to simplify and implement various administrative procedures, including matters relating to the calculation of Plan Benefits and payments to Beneficiaries that the Committee determines are consistent with the purpose and intent of the Plan.

9.2 Employer's Right to Terminate Future Deferrals. The Board may at any time terminate further deferrals into the Plan by or for any person and may reject additional Participants in the Plan, if, in its sole judgment, such would be in the best interest of Employer. Plan Benefits from amounts credited to Deferred Compensation Accounts up to the date of termination shall be paid in accordance with the terms of the Plan prior to such termination, including crediting of Interest, until all payments are complete.




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                                    ARTICLE X

                                  MISCELLANEOUS

10.1 Unfunded Plan. For income tax purposes and for purposes of Title I of the Employee Retirement Income Security Act of 1974, as amended, the Plan is an unfunded plan maintained primarily to provide deferred compensation benefits for Directors and a select group of management employees or highly compensated employees. The Plan is not intended to create an investment contract.

10.2 Unsecured General Creditor. The Participants and their Beneficiaries, heirs, successors, and assigns shall have no legal or equitable rights, interest, or claims in any property or assets of the Employer, nor shall they be Beneficiaries of, or have any rights, claims, or interests in any life insurance policies, annuity contracts or the proceeds therefrom owned or that may be acquired by the Employer, if any. The preceding sentence shall not preclude a Participant, his estate or other Beneficiaries from receiving the proceeds of life insurance or other benefit therefrom pursuant to the terms of such policies to the extent such policies are unrelated to the Plan. Such policies, if any, or other assets of the Employer shall not be held as collateral security for the fulfilling of the obligation of Employer under the Plan, and shall be the general, unpledged, unrestricted assets of the Employer, and the Employer may transfer, assign, sell, or use such policies and any other of its property or assets without restriction. The Employer's obligation under the Plan shall be merely that of an unfunded and unsecured promise of the Employer to pay money in the future. The Employer shall have no obligation under the Plan with respect to any individuals other than Participants or Beneficiaries thereof.

10.3 Non-assignability. Neither the Participant nor any other person shall have any right to commute, sell, assign, alienate, transfer, pledge, anticipate, mortgage, or otherwise encumber, transfer, hypothecate, or convey in advance of actual receipt the amounts, if any, payable hereunder, or any part thereof, which are, and all rights to which are, expressly declared to be unassignable and nontransferable. No part of the amounts payable shall, prior to actual payment, be subject to seizure, attachment, garnishment or sequestration for the payment of any debts, judgments, alimony, or separate maintenance owed by the Participant or any other person, nor be transferable by operation of law in the event of the Participant's or any other person's bankruptcy or insolvency.

10.4 Not a Contract of Employment. The terms and conditions of the Plan shall not be deemed to constitute a contract of employment between the Employer and the Participant, and neither the Participant nor his Beneficiary shall have any right against the Employer except as may otherwise be specifically provided herein. Moreover, nothing in the Plan shall be deemed to give the Participant the right to be retained in the service of the Employer or to interfere with the right of the Employer to discipline or discharge the Participant at any time.

10.5 Protective Provisions. By participating, under the terms of the Plan, each Participant thereby agrees to cooperate with the Employer by furnishing any and all information requested by



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the Employer in order to facilitate the payment of Plan Benefits and to take such other action as may be reasonably requested by the Employer.

10.6 Terms. Whenever any words are used herein in the masculine, they shall be construed as though they were used in the feminine in all cases where they would so apply; and wherever any words are used herein the singular or in the plural, they shall be construed as though they were used in the plural or the singular, as the case may be, in all cases where they would so apply.

10.7 Governing Law. The provisions of the Plan shall be construed and interpreted according to the laws of the State of Tennessee.

10.8 Validity. In case any provision of the Plan shall be held illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but the Plan shall be construed and enforced as if such illegal and invalid provision had never been inserted herein.

10.9 Notice. Any notice or filing required or permitted to be given to the Committee under the Plan shall be sufficient if in writing and hand delivered, or sent by registered or certified mail, to any member of the Committee, the Chief Executive Officer, or the Employer's statutory agent. Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification.

10.10 Successors. The provisions of the Plan shall bind and inure to the benefit of the Employer and its successors and assigns. The term successors as used herein shall include any corporate or other business entity that shall, whether by merger, consolidation, purchase or otherwise acquire all or substantially all of the business and assets of the Employer and successors of any such corporation or other business entity.

      IN WITNESS WHEREOF, and pursuant to resolution of the Board of Directors of the undersigned corporation, such corporation has caused this instrument to be executed by its duly authorized officers this 10th day of May, 1999, effective March 1, 1999.


                                         UNITED FOODS, INC.

                                         By: /s/ B. M.Ennis
                                             ----------------------------------

                                         Title:  President
                                                -------------------------------

                                         Attest: /s/ D. Dresser
                                                -------------------------------

                                         Title: Senior Vice President
                                               --------------------------------




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                               UNITED FOODS, INC.

                        MASTER DEFERRED COMPENSATION PLAN

                       SCHEDULE OF SPECIFICATIONS NUMBER 1

The Employer hereby sets forth certain provisions of the United Foods, Inc. Master Deferred Compensation Plan (the "Plan") that apply only to the Participants described in this Schedule of Specifications Number 1. This
Schedule 1 and the accompanying Plan amend and restate the United Foods, Inc. Management Retirement Compensation Plan, which was effective as of October 31, 1990, as amended from time to time thereafter.

                                  PARTICIPANTS

Each Management Employee who has been credited with deferred compensation as a result of receiving a Tier 1 Award under Section 6 of the United Foods, Inc. Incentive Compensation Plan adopted March 1, 1984 ("Incentive Compensation Plan") and who has filed a Participation Agreement with respect thereto is a Participant.

                              DEFERRED COMPENSATION

Deferred Compensation is the amount of compensation that has been directed under
Section 6 of the Incentive Compensation Plan to be credited to a deferred compensation account maintained for a participant in Tier 1 of such plan.

                           BENEFIT DETERMINATION DATE

Payment of a Plan Benefit shall commence upon cessation of Employment for any reason whatsoever, including but not limited to death, retirement, or disability.

                                    INTEREST

Each Participant's Deferred Compensation Account shall be credited with Interest, compounded quarterly, beginning on the date each amount of Deferred Compensation is credited to such account at an annual rate, expressed as an annual percentage, equal to the rate of interest that the Employer paid on its revolving credit borrowings during the preceding quarter as determined by the Employer and approved by the Committee. In the event that the Employer had no revolving credit borrowings outstanding during the preceding quarter, the rate of Interest shall be equal to the sum of (i) the



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average of the high and low Federal Funds Rate as published in the "Money Rates"
section of The Wall Street Journal on the first business day of the quarter for which such interest is credited and (ii) 1.25%. Interest shall be calculated and credited to Participants' accounts quarterly.

                          FORM OF PLAN BENEFIT PAYMENT

A Plan Benefit shall be paid in one of the following forms as elected by the Participant in a Participation Agreement for each Deferred Compensation Account:

             (a) Substantially equal monthly installments of the Deferred Compensation Account and Interest amortized over a period of 10 years. Interest shall be credited to the remaining portion of the Deferred Compensation Account balance in accordance with paragraph 4.5 of the Plan.

             (b) A lump sum payment.

             (c) Any other form selected and approved by the Committee in writing or by the publication of forms to implement the Plan.

             (d) If the Participant fails to elect the form of benefit payment, the Plan Benefit shall be paid in accordance with (a) above over a period of 10 years.

         IN WITNESS WHEREOF, and pursuant to resolution of the Board of Directors of the undersigned corporation, such corporation has caused this instrument to be executed by its duly authorized officers this 10th day of May, 1999, effective March 1, 1999.


                                        UNITED FOODS, INC.

                                        By: /s/ B.M. Ennis
                                            -----------------------------------

                                        Title: President
                                              ---------------------------------



                                        Attest: /s/ D. Dresser
                                               --------------------------------

                                        Title: Senior Vice President
                                               --------------------------------






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                               UNITED FOODS, INC.

                        MASTER DEFERRED COMPENSATION PLAN

                       SCHEDULE OF SPECIFICATIONS NUMBER 2

The Employer hereby sets forth certain provisions of the United Foods, Inc. Master Deferred Compensation Plan (the "Plan") that apply only to the Participants described in this Schedule of Specifications Number 2. This
Schedule 2 and the accompanying Plan amend and restate the United Foods, Inc. Second Management Retirement Compensation Plan adopted February 26, 1997.

                                  PARTICIPANTS

Each Management Employee who:

       (a) On February 27, 1997 held unexercised incentive stock options issued pursuant to the 1987 Incentive Stock Option Plan of United Foods, Inc. (the "Options");

       (b) Elected to participate in the United Foods, Inc. Second Management Retirement Compensation Plan on or before February 27, 1997; and

       (c) Agreed to let the Options held by him or her on February 27, 1997 be unexercised through their expiration date of December 6, 1997 and who has filed a Participation Agreement with respect to thereto is a Participant.

                              DEFERRED COMPENSATION

Deferred Compensation is an amount equal to $1.00 for each Option held on February 27, 1997 that remained unexercised through its expiration date of December 6, 1997.

                           BENEFIT DETERMINATION DATE

Payment of a Plan Benefit shall commence upon cessation of Employment for any reason whatsoever, including but not limited to death, retirement or Total Disability.

                                    INTEREST

Each Participant's Deferred Compensation Account shall be credited with Interest, compounded quarterly, beginning on the date each amount of Deferred Compensation is credited to such account at an annual rate, expressed as an annual percentage, equal to the rate of interest that the Employer



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

paid on its revolving credit borrowings during the preceding quarter as determined by the Employer and approved by the Committee. In the event that the Employer had no revolving credit borrowings outstanding during the preceding quarter, the rate of Interest shall be equal to the sum of (i) the average of the high and low Federal Funds Rate as published in the "Money Rates" section of The Wall Street Journal on the first business day of the quarter for which such interest is credited and (ii) 1.25%. Interest shall be calculated and credited to Participants' accounts quarterly.

                          FORM OF PLAN BENEFIT PAYMENT

A Plan Benefit shall be paid in one of the following forms as elected by the Participant in a Participation Agreement for each Deferred Compensation Account:

              (a) Substantially equal monthly installments of the Deferred Compensation Account and Interest amortized over a period of 10 years. Interest shall be credited to the remaining portion of the Deferred Compensation Account balance in accordance with paragraph 4.5 of the Plan.

              (b) A lump sum payment.

              (c) Any other form selected and approved by the Committee in writing or by the publication of forms to implement the Plan.

              (d) If the Participant fails to elect the form of benefit payment, the Plan Benefit shall be paid in accordance with (a) over a period of 10 years.

         IN WITNESS WHEREOF, and pursuant to resolution of the Board of Directors of the undersigned corporation, such corporation has caused this instrument to be executed by its duly authorized officers this 10th day of May, 1999, effective March 1, 1999.


                                    UNITED FOODS, INC.



                                    By: /s/ B.M. Ennis
                                       ----------------------------------------

                                    Title: President
                                          -------------------------------------

                                    Attest: /s/  D. Dresser
                                           ------------------------------------

                                    Title: Senior Vice President
                                          -------------------------------------

                               UNITED FOODS, INC.

                        MASTER DEFERRED COMPENSATION PLAN

                       SCHEDULE OF SPECIFICATIONS NUMBER 3

The Employer hereby sets forth certain provisions of the United Foods, Inc. Master Deferred Compensation Plan (the "Plan") that apply only to the Participants described in this Schedule of Specifications Number 3. This
Schedule 3 and the accompanying Plan amend and restate the United Foods, Inc. Officer's Retirement Compensation Plan as adopted as of August 25, 1995.

                                  PARTICIPANTS

Each Management Employee who is an Executive Officer of the Employer who has filed a Participation Agreement is a Participant with respect to amounts that have been credited to Deferred Compensation Accounts up to the date of this
Schedule 3.

Each Management Employee who is an Executive Officer of the Employer may elect to participate with respect to future Deferred Compensation under this Schedule 3.

Executive Officer means the Chairman of the Board, the President, any Vice President, any Division President, the Secretary and the Treasurer.

                              DEFERRED COMPENSATION

Deferred Compensation shall be an amount sufficient to adjust the Participant's annual Employer-sourced after-tax earnings in calendar year 1993 and subsequent years, to the level it would have been using 1992 federal tax rates, assuming standard deductions and no other income.

                           BENEFIT DETERMINATION DATE

Payment of a Plan Benefit shall commence upon the later of Participant's cessation of Employment or the Participants 65th birthday; provided, however, if such Participant's cessation of Employment is a result of such Participant's death or Total Disability, payment shall commence on such Participant's death or Total Disability.

                                    INTEREST

Each Participant's Deferred Compensation Account shall be credited with Interest, compounded quarterly, beginning on the date each amount of Deferred Compensation is credited to such account at an annual rate, expressed as an annual percentage, equal to the rate of interest that the Employer paid on its revolving credit borrowings during the preceding quarter as determined by the Employer and approved by the Committee. In the event that the Employer had no revolving credit borrowings outstanding during the preceding quarter, the rate of Interest shall be equal to the sum of (i) the average of the high and low Federal Funds Rate as published in the "Money Rates" section of The Wall Street Journal on the first business day of the quarter for which such interest is credited and (ii) 1.25%. Interest shall be calculated and credited to Participants' accounts quarterly. Interest on Deferred Compensation attributable to Deferral Periods after December 31, 1999 shall not exceed an annual rate of 10%.

                          FORM OF PLAN BENEFIT PAYMENT

A Plan Benefit shall be paid in substantially equal monthly installments of the Deferred Compensation Account and Interest amortized over a period of 10 years. Interest shall be credited to the remaining portion of the Deferred Compensation Account balance in accordance with paragraph 4.5 of the Plan.

         IN WITNESS WHEREOF, and pursuant to resolution of the Board of Directors of the undersigned corporation, such corporation has caused this instrument to be executed by its duly authorized officers this 10th day of May, 1999, effective March 1, 1999.


                                       UNITED FOODS, INC.

                                       By: /s/ B.M. Ennis
                                          ------------------------------------

                                       Title: President
                                             ---------------------------------




                                       Attest: /s/ D. Dresser
                                               -------------------------------

                                       Title: Senior Vice President
                                             ---------------------------------

                               UNITED FOODS, INC.

                        MASTER DEFERRED COMPENSATION PLAN

                       SCHEDULE OF SPECIFICATIONS NUMBER 4

The Employer hereby sets forth certain provisions of the United Foods, Inc. Master Deferred Compensation Plan (the "Plan") that apply only to the Participants described in this Schedule of Specifications Number 4. This
Schedule 4 and the accompanying Plan amend and restate the United Foods, Inc. Management Deferred Compensation Plan originally effective October 31, 1990 as amended from time to time thereafter.

                                  PARTICIPANTS

Each Director and each Management Employee who has filed a Participation Agreement is a Participant with respect to amounts that have been credited to Deferred Compensation Accounts under the United Foods, Inc. Management Deferred Compensation Plan up to the date of this Schedule 4. Any such Participation Agreement filed by a Management Employee eligible to be a Participant described in Schedule of Specifications Number 5 making a Deferral Election with respect to the 1999 Deferral Period shall, effective March 1, 1999, be treated (i) as a Deferral Election under Schedule of Specifications Number 5 with respect to compensation up to 3% of base salary payable during the remainder of such Deferral Period and (ii) as a Deferral Election under this Schedule 4 as to any additional compensation payable during such period.

Each Director and each Management Employee selected pursuant to paragraph 3.1 of the Plan may elect to be a Participant with respect to future Deferred Compensation under this Schedule 4.

                              DEFERRED COMPENSATION

Deferred Compensation is the amount of compensation that has been set forth by the Participant in a Deferral Election. For any Deferral Period the Participant may elect to defer:

(a)  up to 50% of base salary earned during the Deferral Period;

(b)  up to 100% of bonus earned during the Deferral Period;

(c) up to 100% of incentive compensation awards earned during the Deferral Period; and

(d) with respect to a participating Director, up to 100% of fees earned during the Deferral Period.

                           BENEFIT DETERMINATION DATE

The Participant may elect in a Participation Agreement to have a Plan Benefit commence either,

(a) Upon the Participant's cessation of Employment for any reason whatsoever, including but not limited to death, retirement or Total Disability,

(b) Upon the Participants cessation of Employment or the Participants 65th birthday as elected by the Participant in the Participation Agreement; provided, however, if such Participant's cessation of Employment is a result of such Participant's death or Total Disability, payment shall commence on such Participant's death or Total Disability, or

(c) Any other date selected and approved by the Committee in writing or by the publication of forms to implement the Plan.

                                    INTEREST

Each Participant's Deferred Compensation Account shall be credited with Interest, compounded quarterly, beginning on the date each amount of Deferred Compensation is credited to such account at an annual rate, expressed as an annual percentage, equal to the rate of interest that the Employer paid on its revolving credit borrowings during the preceding quarter as determined by the Employer and approved by the Committee. In the event that the Employer had no revolving credit borrowings outstanding during the preceding quarter, the rate of Interest shall be equal to the sum of (i) the average of the high and low Federal Funds Rate as published in the "Money Rates" section of The Wall Street Journal on the first business day of the quarter for which such interest is credited and (ii) 1.25%. Interest shall be calculated and credited to Participants' accounts quarterly. Interest on Deferred Compensation attributable to Deferral Periods after December 31, 1999 shall not exceed an annual rate of 10%.

                          FORM OF PLAN BENEFIT PAYMENT

A Plan Benefit shall be paid in one of the following forms as elected by the Participant in a Participation Agreement for each Deferred Compensation Account; provided, however, that, for Deferral Elections made after the execution of this Schedule of Specifications Number 4, a Plan Benefit shall be paid in accordance with (a) over a period of 10 years:

            (a) Substantially equal monthly installments of the Deferred Compensation Account and Interest amortized over a period of 10 years. Interest shall be credited to the remaining portion of the Deferred Compensation Account balance in accordance with paragraph 4.5 of the Plan.

              (b) A lump sum payment.

              (c) Any other form selected and approved by the Committee in writing or by the publication of forms to implement the Plan.

              (d) If the Participant fails to elect the form of benefit payment, the Plan Benefit shall be paid in accordance with (a) over a period of 10 years.

         IN WITNESS WHEREOF, and pursuant to resolution of the Board of Directors of the undersigned corporation, such corporation has caused this instrument to be executed by its duly authorized officers this 10th day of May, 1999, effective March 1, 1999 as amended effective May 10, 1999.



                                         UNITED FOODS, INC.


                                         By: /s/ B.M. Ennis
                                             ----------------------------------

                                         Title: President
                                               --------------------------------



                                         Attest: /s/ D. Dresser
                                                -------------------------------

                                         Title: Senior Vice President
                                                -------------------------------

                               UNITED FOODS, INC.

                        MASTER DEFERRED COMPENSATION PLAN

                       SCHEDULE OF SPECIFICATIONS NUMBER 5

The Employer hereby sets forth certain provisions of the United Foods, Inc. Master Deferred Compensation Plan (the "Plan") that apply only to the Participants described in this Schedule of Specifications Number 5.

                                  PARTICIPANTS

Each Management Employee selected pursuant to paragraph 3.1 of the Plan may elect to be a Participant provided he is a highly compensated employee within the meaning of Internal Revenue Code Section 414(q) by filing a Participation Agreement. To the extent provided in Schedule of Specifications Number 4, a Deferral Election made under the United Foods, Inc. Management Deferred Compensation Plan with respect to the 1999 Deferral Period shall be treated as a Deferral Election under this Schedule 5.

                              DEFERRED COMPENSATION

Deferred Compensation is the amount of compensation that the Participant may elect to defer as set forth by the Participant in a Deferral Election executed before the Deferral Period plus the amount of matching Deferred Compensation described below. For any Deferral Period the Participant may elect to defer up to 3% of base salary payable during the Deferral Period. In addition, the Employer shall award matching Deferred Compensation to each Participant in an amount equal to 100% of 3% of the Participant's base salary, to the extent deferred. For the year ending December 31, 1999, the 3% of base salary shall be determined based on the projected base salary of a Participant for the period from March 1, 1999 through December 31, 1999, but such total amount shall be allocated on a pro rata basis over base salary earned after the election date.. Finally, the Employer may, at its sole discretion exercisable annually by the Board, award additional Deferred Compensation to any or all Participants in an amount determined for each Participant by the Board.

                           BENEFIT DETERMINATION DATE

Payment of a Plan Benefit shall commence upon the later of Participant's cessation of Employment or the Participant's 65th birthday; provided, however, if such Participant's cessation of Employment is a result of such Participant's death or Total Disability, payment shall commence on such Participant's death or Total Disability.

                                    INTEREST

Each Participant's Deferred Compensation Account shall be credited with Interest, compounded quarterly, beginning on the date each amount of Deferred Compensation is credited to such account at an annual rate, expressed as an annual percentage, equal to the rate of interest that the Employer paid on its revolving credit borrowings during the preceding quarter as determined by the Employer and approved by the Committee. In the event that the Employer had no revolving credit borrowings outstanding during the preceding quarter, the rate of Interest shall be equal to the sum of (i) the average of the high and low Federal Funds Rate as published in the "Money Rates" section of The Wall Street Journal on the first day of the quarter for which such interest is credited and
(ii) 1.25%. Interest shall be calculated and credited to Participants' accounts quarterly. Interest shall not exceed an annual rate of 10%.

                             FORM OF BENEFIT PAYMENT

A Plan Benefit shall be paid in substantially equal monthly installments of the Deferred Compensation Account and Interest amortized over a period of 10 years. Interest shall be credited to the remaining portion of the Deferred Compensation Account balance in accordance with paragraph 4.5 of the Plan.

         IN WITNESS WHEREOF, and pursuant to resolution of the Board of Directors of the undersigned corporation, such corporation has caused this instrument to be executed by its duly authorized officers this 10th day of May, 1999, effective March 1, 1999 as amended effective May 10, 1999.




                                      UNITED FOODS, INC.



                                      By: /s/ B.M. Ennis
                                         --------------------------------------

                                      Title: President
                                            -----------------------------------


                                      Attest: /s/ D. Dresser
                                             ----------------------------------

                                      Title: Senior Vice President
                                             ----------------------------------







                                       2